UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009

SPECTRUM PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Technology Drive, Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Prior Independent Registered Public Accounting Firm

On December 3, 2009, Spectrum Pharmaceuticals, Inc. (the “Company”) discontinued using Kelly & Co. (“K&C”) as the Company’s independent registered public accounting firm. The decision to change accounting firms was approved by the Audit Committee of the Board of Directors of the Company.

K&C’s audit reports on the Company’s consolidated financial statements as of and for each of the two fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the Company’s two most recent fiscal years and the subsequent interim period through December 3, 2009, the date of the change in accounting firms. Also, during those periods, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with K&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of K&C, would have caused K&C to make reference to the subject matter of the disagreements in connection with its reports.

The Company provided K&C with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company has requested that K&C furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. A copy of K&C’s letter dated December 3, 2009 is attached as Exhibit 16.1 hereto.

(b) New Independent Registered Public Accounting Firm

On December 3, 2009, the Audit Committee of the Board of Directors of the Company approved the engagement of Ernst & Young, LLP (“E&Y”) as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years and the subsequent interim period through December 3, 2009, neither the Company nor anyone on its behalf consulted with E&Y with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Kelly and Company to the Securities and Exchange Commission, dated December 3, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

December 8, 2009

By: /s/ Shyam Kumaria
Shyam Kumaria
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Kelly and Company to the Securities and Exchange Commission, dated December 3, 2009.